SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 1, 2007, Oscient Pharmaceuticals Corporation (the “Company”) entered into an indenture (the “Indenture”) with U.S. Bank National Association, as trustee, relating to the previously-announced issuance by the Company of an aggregate principal amount of approximately $226 million of its 3.50% Convertible Senior Notes due 2011 (the “New Notes”) in connection with (i) the exchange and tender of approximately $151.9 million in aggregate principal amount of the Company’s previously-outstanding 3 1/2% Senior Convertible Notes due 2011, (ii) the exchange and tender of approximately $9.0 million in aggregate principal amount of the Company’s previously-outstanding 5% Convertible Promissory Notes due 2009, and (iii) the Company’s offering of $60 million aggregate principal amount of New Notes to the public for cash.

The Indenture provides for, among other things, that the New Notes will be convertible into the Company’s common stock, at the option of the holder, at a conversion price of $13.50 per share. The New Notes will also be convertible at the option of the Company if the closing price of the common shares has exceeded the auto-conversion price of $17.55 per share for at least 20 trading days during any consecutive 30 trading day period. The New Notes may be redeemed for cash at 100% of the principal amount by the Company starting on May 10, 2010. A copy of the Indenture is furnished with this Current Report on Form 8-K as Exhibit 4.1.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2007, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01. OTHER EVENTS.

On May 2, 2007, the Company issued a press release announcing that the FDA approved FACTIVE tablets for the five-day treatment of community-acquired pneumonia. The full text of Oscient’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Indenture dated as of May 1, 2007 between Oscient Pharmaceuticals Corporation and U.S. Trust National Association, as Trustee.

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on May 2, 2007.

99.2	Press Release issued by Oscient Pharmaceuticals Corporation on May 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By: /s/ Philippe Maitre

Name: Philippe Maitre

Title: Senior Vice President and Chief Financial

            Officer

Date: May 3, 2007